SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC   20549

                                 Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):	       May 7, 1996

                                Immucor, Inc.
                           (Exact Name of Registrant
                           as Specified in its Charter)


  Georgia	                         0-14820	                 22-2408354
(State or Other	                 (Commission	             (IRS Employer
Jurisdiction of	                   File No.)	           Identification No.)
Incorporation or
Organization)

        3130 Gateway Drive
          PO Box 5625
         Norcross Georgia		                     30091-5625
       (Address of Principal		                  (Zip Code)
         Executive Offices)


Registrant's Telephone Number		   770-441-2051
(including area code)





                          Immucor, Inc.

                    Current Report on Form 8-K


Item 4.	Changes in Registrant's Certifying Accountant

Dismissal of Deloitte & Touche LLP.

On May 7, 1996, the Registrant dismissed Deloitte & Touche LLP, Atlanta, Georgia ("D&T"), as its independent accountant upon the recommendation of the Registrant's Audit Committee and the approval of the Registrant's Board of Directors. D&T's reports on the Registrant's financial statements for each of the past two years contained no adverse opinion nor any disclaimer of opinion. None of such reports was qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T would have caused D&T to make a reference to the subject matter of the disagreements in connection with any of its reports relating to the Registrant's two most recent fiscal years or any subsequent interim period preceding D&T's dismissal. There has not occurred within the Registrant's two most recent fiscal years or any subsequent interim period preceding D&T's dismissal, any event of the kind listed in paragraphs (A) through (D) of Item 304 (a) (1) (v) of Regulation S-K.

The Registrant has provided to D&T a copy of the foregoing disclosures and requested D&T to furnish to the Registrant a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the statements made by the Registrant in the foregoing disclosure and, if not, stating the respects in which D&T does not agree. D&T's letter in response is attached hereto as Exhibit 16.

Engagement of Ernst & Young LLP.

On May 7, 1996, the Registrant engaged the firm of Ernst & Young LLP as its new independent accountant to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years, and the subsequent interim periods prior to engaging Ernst & Young LLP, neither the Registrant nor anyone on its behalf consulted Ernst & Young LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in Item 304 (a) (1) (v) of Regulation S-K).


Item 7.	Financial Statements and Exhibits.

	(a)	Financial statements of business acquired - not applicable.

	(b)	Pro forma financial information - not applicable.

	(c)	Exhibits:

		16 - letter of Deloitte & Touche LLP dated May 7, 1996



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Immucor, Inc.


	By:/s/ Richard J. Still
		Richard J. Still
		Senior Vice President - Finance,
   Secretary and Treasurer
  Dated May 7, 1996